                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 5, 2000

                           AGATE TECHNOLOGIES, INC.
              (Exact name of registrant as specified in charter)


       Delaware                  333-5278-NY                  94-3334052
---------------------      ------------------------      ---------------------
   (State or other         (Commission File Number)          (IRS Employer
   jurisdiction of                                        Identification No.)
    incorporation)


                            519 Montague Expressway
                          Milpitas, California 95035
                   (Address of principal executive offices)

      Registrant's telephone number, including area code  (408) 956-7950

ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

      16   Letter re Change in Certifying Accountant: The letter from Ernst &
Young LLP dated April 22, 2000, is attached.



                                  SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AGATE TECHNOLOGIES, INC.

                                         /s/ Francis CS Khoo
DATED: April 28, 2000
                                         By: Francis CS Khoo
                                             Chairman of the Board and CEO